SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2004 (June 7, 2004)

KEY ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-8038	04-2648081
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Desta Drive
Midland, Texas 79705

(Address of Principal Executive Offices)

432/620-0300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure

On June 7, 2004, Key Energy Services, Inc. (the “Company”) announced that it is withdrawing earnings forecasts for fiscal 2004 and that it has received a notice of default under its 6.375% and 8.375% Senior Notes. A copy of the Company’s press release is filed as an exhibit to this Form 8-K and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)   Exhibits

99.1	-	Press Release dated June 7, 2004 regarding the withdrawal of 2004 earnings guidance and notice of default under indentures.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: June 9, 2004	KEY ENERGY SERVICES, INC.

	By:	/s/ Richard J. Alario
Richard J. Alario
Chief Executive Officer, President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1 -	Press Release dated June 7, 2004 regarding the withdrawal of 2004 earnings guidance and notice of default under indentures.